UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 13, 2014

ENERGY FOCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24230	94-3021850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32000 Aurora Road, Suite B
Solon, Ohio		44139
(Address of principal executive offices)		(Zip Code)

(440) 715-1300

(Registrant’s telephone number,
including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 13, 2014, Energy Focus, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2014. A copy of the press release is furnished with this Report as Exhibit 99.1 and is incorporated in this Report by reference.

The information under this Item in this Report, as well as Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information under this Item in this Report, and the Exhibit, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933.

In addition to the results provided in accordance with generally accepted accounting principles in the United States (“GAAP”), the Company has provided non-GAAP measures which present sales amounts excluding certain categories of revenue, and operating results excluding the solutions segment of its business. Management believes these measures are helpful to investors as they provide a more comparable basis to analyze revenue sources and growth as the Company has shifted its business away from R&D service sales and Solutions sales. In the future, the Company may incur expenses or generate income similar to the adjusted items. The Company further believes that the disclosure of these non-GAAP measures is useful to investors as they form the basis for how the Company’s management team and Board of Directors evaluate the Company’s performance. By disclosing these non-GAAP measures, the Company believes that it is providing for investors the basis for a greater understanding of, and an enhanced level of transparency into, the means by which the management team operates the business.

The press release, furnished with this Report as Exhibit 99.1, includes forward-looking statements within the meaning of the federal securities laws with respect to the Company's future operations and, as such, concerns matters that are not historical facts. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in such statements. Refer to Energy Focus, Inc.'s filings with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2013, its quarterly reports on Form 10-Q, and other periodic filings for a description of the foregoing and other factors that could cause actual results to differ materially from those in the forward-looking statements. In addition, other risk factors include, but are not limited to, growth in the markets into which Energy Focus sells; conditions of the lighting industry and the economy in general; statements as to our competitive position; future operating results; net sales growth; expected operating expenses; gross profit margin improvement; sources of net sales; anticipated revenue from government customers; product development and enhancements; our ability to manage growth in the demand for our products and in our sales efforts; our liquidity and ability to generate cash and cash reserves; our reliance upon a limited number of customers; our accounting policies; the effect of recent accounting announcements; the development and marketing of new products; relationships with customers and distributors; relationships with, dependence upon, and the ability to obtain components from suppliers; our ability to compete in certain markets; the evolution and future size of those markets; seasonal fluctuations; plans for and expected benefits of outsourcing and offshore manufacturing; trends in the price and performance of light-emitting diode (“LED”) lighting products; the benefits and performance of our lighting products; the adequacy of our current physical facilities; our strategy with regard to protecting our proprietary technology; our ability to retain qualified employees; any material failure, weakness, interruption or breach of security of our information technology systems; and the Company’s continued compliance with NASDAQ listing conditions. For more information about potential factors that could affect the financial results of Energy Focus, please refer to the Company’s SEC reports, including its Annual Reports on Form 10-K and its quarterly reports on Form 10-Q. These forward-looking statements speak only as of the date hereof. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated November 13, 2014 announcing financial results for the third quarter ended September 30, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2014

ENERGY FOCUS, INC.

By	/s/ Frank Lamanna
Name:	Frank Lamanna
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 13, 2014 announcing financial results for the third quarter ended September 30, 2014.